EXHIBIT 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Vornado Realty Trust of our report dated March 26, 2015 relating to the consolidated balance sheet of Toys "R" Us, Inc. and subsidiaries (the "Company") as of January 31, 2015 and the related consolidated statements of operations, comprehensive loss, stockholders' (deficit) equity, and cash flows for each of the two fiscal years in the period ended January 31, 2015 and the related financial statement schedule, incorporated by reference in this Amendment No. 1 to Annual Report on Form 10-K of the Vornado Realty Trust for the year ended December 31, 2015:

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Amendment No. 1 to Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Registration Statement No. 333-150592 on Form S-3

Registration Statement No. 333-166856 on Form S-3

Registration Statement No. 333-172880 on Form S-8

Registration Statement No. 333-191865 on Form S-4

and in the following joint registration statement of Vornado Realty Trust and Vornado Realty L.P.:

Registration Statement No. 333-203294 on Form S-3

/s/ Deloitte & Touche LLP

New York, New York

April 11, 2016